Exhibit 10.1

Amendment No. 2
to
Board of Directors Services Agreement

This Amendment No. 2 to Board of Directors Services Agreement (this “Amendment No. 2”) is entered into as of May 16, 2022, between Inpixon, a Nevada corporation (the “Company”), and Kareem M. Irfan, an individual (“Director”).

WHEREAS, the Company and Director entered into that certain Board of Directors Services Agreement, dated October 21, 2014 (the “Original Agreement”);

WHEREAS, pursuant to that certain Waiver and Amendment No. 1 to Board of Directors Services Agreement, dated February 4, 2019 (“Amendment No. 1”), the Company and Director agreed, among other things, to amend certain provisions of the Original Agreement relating to Director’s equity award compensation; and

WHEREAS, the Company and Director desire to further amend the Original Agreement (as amended by Amendment No. 1, the “Board Services Agreement”), to specifically provide for certain additional services that Director agrees to perform as a member of the Board of Directors of the Company and for which Director will receive additional compensation at a rate of $10,000 per month.

NOW THEREFORE, for consideration and as set forth herein, the parties hereto agree as follows:

1. Amendments to Board Services Agreement.

1.1 Board Duties. Section 1 of the Board Services Agreement is hereby amended by redesignating subsection (b) as subsection (c), and then adding a new subsection (b) to read as follows:

“(b) Director further agrees that Director’s services to the Company as a member of the Board of Directors shall include, but not be limited to: (i) leading succession planning per audit recommendations relating to compliance with the Sarbanes Oxley Act of 2002, as amended; (ii) supporting strategic relationships and growth initiatives for the Company; (iii) supporting merger and acquisition activities, such as pre-acquisition targeting, due diligence, proactive planning to leverage acquisitions and post-acquisition integration; (iv) evaluating and supporting strategic investments, partnerships and collaborations for business stability and expansion; (v) assessing international operations for corporate effectiveness and synergies; (vi) making performance, value and culture assessments for business leadership; and (vii) performing or assisting with other specific projects as may be requested by the Board of Directors.”

1.2 Board Compensation. Section 2(a) of the Board Services Agreement is hereby amended and restated in its entirety to read as follows:

“(a) As compensation for the services provided herein, the Company shall, so long as Director continues to fulfill Director’s duties and to provide services pursuant to this Agreement, pay to Director (i) monthly compensation at an initial rate of $10,000, to be paid to Director no later than 30 days after the close of the applicable month and (ii) apart from and in addition to such monthly compensation, quarterly compensation at an initial rate of $5,000, to be paid to Director on the last day of each fiscal quarter.”

2. Except as otherwise provided in this Amendment No. 2, all of the terms, covenants and conditions of the Board Services Agreement shall remain in full force and effect. This Amendment No. 2 and the Board Services Agreement, as modified herein, together constitute the entire understanding and agreement of the parties relating to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties, whether written or oral,

Exhibit 10.1
relating to the subject matter hereof and thereof. The terms of this Amendment No. 2 may not be amended except by a written instrument hereafter signed by Director and the Company.

3. The titles of the sections and subsections of this Amendment No. 2 are for convenience and reference only and are not to be considered in construing this Amendment No. 2.

4. This Amendment No. 2 may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto enter into Amendment No.2 as of the date first set forth above.

THE COMPANY:
Inpixon

By: /s/ Nadir Ali
Name: Nadir Ali
Title: Chief Executive Officer

DIRECTOR:
/s/ Kareem M. Irfan
Kareem M. Irfan